UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 29, 2001

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 5. Other Events

On October 29, 2001, Peoples Energy Corporation held a conference call to discuss fiscal year 2001 results and its growth targets. A complete copy of the conference call script has been submitted in a separate Form 8-K. This form 8-K contains only forward-looking information that was disclosed during the conference call.

Forward-Looking Information Contained in Conference Call Script

1. The company expects fiscal 2002 labor and benefits savings related to a special retirement program to be about $7 million.

2. The company's fiscal 2001 results continue to demonstrate the successful implementation of its long-term strategy to grow earnings 7% annually with significant increases in contributions from its diversified businesses.

3. The company has revised its 2002 annual earnings range to $3.20 to $3.30 per share.

4. The company will continue to expand its power business in 2002 with its new 350-megawatt Southeast Chicago Energy Project in partnership with Exelon.

5. Lower expected natural gas prices will benefit the company's gas distribution businesses by lowering customer bills and its working capital requirements.

6. Despite lower natural gas prices, the company expects its oil and gas segment to grow its earnings in 2002 due to continuation of its successful drilling program, full year impacts of 2001 reserve additions and continued expansion via acquisitions of existing reserves.

7. The Company's cash flow remains strong and more than adequately supports its dividend.

Forward-Looking Information. This 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from such expectations because of many uncertainties, including, but not limited to: the company's success in identifying diversified energy opportunities on financially acceptable terms and generating earnings within a reasonable time; adverse resolution of material litigation; developments in the company's utility subsidiaries' mercury inspection and remediation program; general U.S. and Illinois economic conditions; business and competitive conditions resulting from deregulation and consolidation of the energy industry; the timing and extent of changes in energy commodity prices, including but not limited to the effect of unusually high gas prices on cost of gas supplies, accounts receivable and the provision for uncollectible accounts, and interest expense; drilling risks and the inherent uncertainty of gas and oil reserve estimates; and regulatory developments in the U.S., Illinois and other states where Peoples Energy has business activities. Some of the uncertainties that may affect future results are discussed in more detail under "Item 1 - Business" of Peoples Energy's Form 10-K for the year ended September 30, 2000. All forward-looking statements are based upon information presently available, and Peoples Energy assumes no obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

October 29, 2001	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President and Chief Financial Officer